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                                                                 EXHIBIT 10.4

                         REGISTRATION RIGHTS AGREEMENT


         This Registration Rights Agreement (this "Agreement") is made and entered into this 18th day of March, 1999, by and among LifeQuest Medical Inc., a Delaware corporation ("LifeQuest"), and the persons whose names are set forth on the Schedule of Shareholders attached hereto (individually, a "Shareholder" and collectively, the "Shareholders").

                             W I T N E S S E T H :

         WHEREAS, LifeQuest and Dexterity Incorporated ("Seller") have entered into a Plan of Merger and Acquisition Agreement dated December _____, 1998 (the "Merger Agreement"), pursuant to which Seller is about to merge into LifeQuest on the date of this Agreement; and

         WHEREAS, this Agreement is entered into pursuant to Sections 8.1 and 9.2(g) of the Merger Agreement;

         NOW, THEREFORE, in consideration of the benefits of the Merger and as a material inducement to the consummation of the Merger Agreement by LifeQuest and Seller, the parties hereby agree as follows:

1. Definitions. For purposes of this Agreement, all capitalized words contained herein but not defined herein shall have those definitions ascribed to them in the Merger Agreement.

2. Representations and Warranties of the Shareholders Concerning Securities Laws Matters. Each Shareholder, as to such Shareholder, represents and warrants to LifeQuest as follows:

         (a) Such Shareholder recognizes and understands that the Stock Consideration to be issued to the Shareholders pursuant to the Merger Agreement (the "securities") will not be registered under the Securities Act, or under the securities laws of any state (the "securities laws"). The securities are not being so registered in reliance upon exemptions from the Securities Act and the securities laws which are predicated, in part, on the representations, warranties and agreements of each Shareholder contained herein.

         (b) (i) Such Shareholder has business knowledge and experience, such experience being based on actual participation therein,
                  (ii) such Shareholder is capable of evaluating the merits and risks of an investment in the Stock Consideration and the Warrants and the suitability thereof as an investment therefor, (iii) the Stock Consideration and the Warrants to be acquired by such Shareholder in connection with the Merger will be acquired solely for investment and not with a view toward resale or redistribution in violation of the securities laws, (iv) the State of such Shareholder's residence and domicile is as set forth in Schedule 2 attached hereto, (v) in connection with the ---------- transactions contemplated hereby, no assurances have been made concerning the


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                  future results of LifeQuest or as to the value of the Stock
                  Consideration or the Warrants and (vi) such Shareholder is an "accredited investor" within the meaning of Regulation D promulgated by the SEC pursuant to the Securities Act. Such Shareholder understands that LifeQuest is under no obligation to file a registration statement or to take any other action under the securities laws with respect to any such securities except as expressly set forth in this Agreement.

         (c) Such Shareholder has consulted with such Shareholder's own counsel in regard to the securities laws and is fully aware of the circumstances under which such Shareholder is required to hold the securities, of the limitations on the transfer or disposition of the securities, that the securities must be held indefinitely unless the transfer thereof is registered under the securities laws or an exemption from registration is available and that no exemption from registration is likely to become available for at least one year from the date of acquisition of the securities. Such Shareholder has been advised by such Shareholder's counsel as to the provisions of Rules 144 and 145 as promulgated by the Commission under the Securities Act and has been advised of the applicable limitations thereof. Such Shareholder acknowledges that LifeQuest is relying upon the truth and accuracy of the representations and warranties in this Agreement by such Shareholder in consummating the transactions contemplated by the Merger Agreement without registering the securities under the securities laws.

         (d) Such Shareholder has been furnished with the definitive proxy statement filed with the Commission in connection with the annual meeting of stockholders of LifeQuest held on May 19, 1998 and copies of LifeQuest's Registration Statement on Form S-3 filed October 30, 1998, Annual Report on Form 10-KSB/A for the year ended December 31, 1997, and Quarterly Reports on Form 10-QSB for the quarters ended March 31, 1998, June 30, 1998, and September 30, 1998 filed with the Commission under the Exchange Act. Such Shareholder has been furnished with the complete financial statements of LifeQuest for the fiscal years ended December 31, 1995, 1996 and 1997, and the three, six and nine months ended March 31, 1998, June 30, 1998, and September 30, 1998, respectively. Such Shareholder has been furnished with a summary description of the terms of the LifeQuest Stock and LifeQuest has made available to each Shareholder the opportunity to ask questions and receive answers concerning the terms and conditions of the transactions contemplated by this Agreement and to obtain any additional information which they possess or could reasonably acquire for the purpose of verifying the accuracy of information furnished to the Shareholder as set forth herein or for the purpose of considering the transactions contemplated hereby. LifeQuest has offered to make available to such Shareholder upon request at any time all exhibits filed by LifeQuest with the Commission as part of any of the reports filed therewith.


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         (e)      Such Shareholder agrees that the certificates representing such Shareholder's Stock Consideration to be acquired pursuant to the Merger will be imprinted with the following legend, the terms of which are specifically agreed to:

                           THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT. NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED FOR SALE, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND SUCH STATE SECURITIES LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL FOR THE HOLDER, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COUNSEL FOR THIS CORPORATION, IS AVAILABLE.

         (f) Such Shareholder understands and agrees that appropriate stop transfer notations will be placed in the records of LifeQuest and with its transfer agent in respect of the securities which are to be issued to such Shareholder in the Merger.

3. Registration. LifeQuest shall be obligated to the Shareholders as follows:

         (a) Demand Registration Rights. As soon as reasonably practicable after the request therefor by any Shareholder designated a Requesting Shareholder on the Schedule of Shareholders (each, a "Requesting Shareholder") LifeQuest will, if LifeQuest is a registrant entitled to use Form S-3 or any similar or successor form ("Form S-3") to register the Stock Consideration (for the purposes of this Section 3, "Stock Consideration" shall include at any time any shares of LifeQuest Stock which at or before such time have been issued upon exercise of the Warrants) for offer and sale by or on behalf of such Requesting Shareholder, LifeQuest will use its best efforts to file a registration statement on Form S-3 with the Commission and such applications or other filings as required under applicable state securities or blue sky laws sufficient to permit the public offering of the Stock Consideration by such Requesting Shareholder to be made on a continuous basis pursuant to Rule 415 under the Act, and shall use its best efforts to cause such registration statement to be declared effective so that the Stock Consideration will be registered for the offering on such Form; PROVIDED, HOWEVER, that (i) LifeQuest shall be obliged to file no more than one (1) such registration statement (which shall become effective) upon the request of the

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                  same Requesting Shareholder made pursuant to this Section
                  3(a) in any one calendar year nor more than two such registrations statements upon the request of such Requesting Shareholder made at any time (the foregoing shall not limit the right of any Shareholder to request registration pursuant to Section 3(b)). Notwithstanding the foregoing, LifeQuest shall not be obligated to effect a registration pursuant to this Section 3(a): in any particular jurisdiction in which LifeQuest would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless LifeQuest is already subject to service in such jurisdiction and except as may be required by the Securities Act; if LifeQuest gives notice of its bona fide intention to effect the filing of a registration statement with the Commission within 90 days of such notice; during the period starting with the date 30 days prior to LifeQuest's good faith estimated date of filing of, and ending on the date six months immediately following the effective date of any registration statement pertaining to securities of LifeQuest, PROVIDED that LifeQuest is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; if LifeQuest shall furnish to the Requesting Shareholder a certificate signed by the President of LifeQuest stating that in the good faith judgment of the Board of Directors the filing of a registration statement would require the disclosure of material information that LifeQuest has a bona fide business purpose for preserving as confidential and that is not then otherwise required to be disclosed, then LifeQuest's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed 90 days from the receipt of the request to file such registration by the Requesting Shareholder.

         (b) Incidental/Piggyback Registration. So long as any Shareholder holds at least 25% of the Stock Consideration acquired by such Shareholder pursuant to the Merger Agreement, each time after the Closing that LifeQuest proposes to effect a registration of any of its equity securities (as that term is defined under Rule 405 of the Rules and Regulations of the Commission promulgated under the Securities Act) under the Securities Act, other than a registration on From S-8 or Form S-4 or similar registration form hereafter authorized or prescribed by the Commission, including a registration to be effected pursuant to Section 3(a), LifeQuest will give notice thereof at least thirty (30) days before the proposed filing date to each Shareholder who then holds any of the Stock Consideration and, upon the written request of any such Shareholder, LifeQuest will include in such registration such Stock Consideration held by such Shareholder as such Requesting Shareholder may specify in a notice given to LifeQuest within twenty (20) days of the first mentioned notice of its intention to do so to the Shareholders (the "Piggyback Registration"). Subject to the market cutback limitations of Section 4, LifeQuest will use its best efforts to effect the Piggyback Registration under the Securities Act of the Stock Consideration specified by each Shareholder under this Section 3(b). Notwithstanding any contrary provision of this Agreement, this Section 3(b) shall not apply to a registration effected solely to offer securities for sale pursuant to, or in connection with, (i) an employee benefit plan or

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                  (ii) a transaction subject to Rule 145 under the Securities
                  Act or in an exchange offer registered on Form S-4 or any successor form to Form S-4, or to any registration on a form which does not permit inclusion of Stock Consideration pursuant to Commission rule or practice.

         (c) Registration Procedures and Expenses. If and whenever LifeQuest is required to include any of the Stock Consideration in a registration statement under the Securities Act, as provided in Section 3(a), LifeQuest shall, as expeditiously as is reasonably practicable, do each of the following:

                  (i) prepare and file with the SEC a registration statement with respect to such Stock Consideration ( which, in the case of an underwritten public offering, shall be on Form S-1 or other form of general applicability satisfactory to the managing underwriter selected as therein provided) and, subject to the limitations under Section 3(a), use its best efforts to cause such registration statement to become effective and remain effective as provided herein;

                  (ii) cooperate with the Shareholders whose Stock Consideration is to be registered by such registration statement (the "Selling Shareholders") and any underwriter who shall sell such Stock Consideration in connection with their review of LifeQuest made in connection with such registration;

                  (iii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until the earlier to occur of the sale of all of such Stock Consideration by the Shareholders and one year after such registration statement becomes effective, and to comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all the Stock Consideration covered by such registration statement for such period;

                  (iv) furnish to the Selling Shareholders such number of copies of the prospectus forming a part of such registration statement (including each preliminary prospectus), in conformity with the requirements of the Securities Act, and such other documents as the Selling Shareholders may reasonably request in order to facilitate the disposition of such Stock Consideration; and

                  (v) notify the Selling Shareholders at any time when a prospectus relating to such Stock Consideration is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus forming a part of such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light

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                           of the circumstances then existing, and at the
                           request of any Selling Shareholder, prepare and furnish to the Selling Shareholders a reasonable number of copies of any supplement to or any amendment of such prospectus that may be necessary so that, as thereafter delivered to the purchasers of the Stock Consideration, such prospectus shall not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

         (d) Agreement by the Shareholders. In the event that a Shareholder participates, pursuant to this Section 3, in the offering of any of the Stock Consideration, each Shareholder shall:

                  (i) furnish LifeQuest all material information reasonably requested by LifeQuest concerning such Shareholder and the proposed method of sale or other disposition of such Stock Consideration and such other information and undertakings as shall be reasonably required in connection with the preparation and filing of the registration statement covering such Stock Consideration in order to ensure full compliance with the Securities Act and the rules and regulations of the SEC thereunder;

                  (ii) cooperate in good faith with LifeQuest and its underwriters, if any, in connection with such registration, including placing such Stock Consideration in escrow or custody to facilitate the sale and distribution thereof PROVIDED that such escrow or custody arrangement shall be no more restrictive upon such Shareholder than upon any other holder of LifeQuest Stock for the benefit of whom such registration is undertaken; and

                  (iii) make no further sales or other dispositions, or offers therefor, of such Stock Consideration under such registration statement if, during the effectiveness of such registration statement, an intervening event should occur which, in the opinion of counsel to LifeQuest, makes the prospectus included in such registration statement no longer comply with the Securities Act, so long as written notice containing the facts and legal conclusions relied upon by LifeQuest in this regard has been received by such Shareholder from LifeQuest, until such time as such Shareholder has received from LifeQuest copies of a new, amended or supplemented prospectus complying with the Securities Act, which prospectus shall be delivered to such Shareholder by LifeQuest as soon as practicable after such notice.

         (e) Allocation of Expenses. If and whenever LifeQuest is required by the provisions of this Section 3 to use its best efforts to effect the registration of any of the Stock Consideration under the Securities Act, LifeQuest shall pay the costs and expenses

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                  in connection therewith, other than the attorneys' fees of counsel for any Shareholder; PROVIDED, HOWEVER, that the Selling Shareholders shall pay all underwriting discounts, selling commissions and stock transfer taxes attributable to any of the Stock Consideration sold by them under such registration statement.

         (f)      Indemnification.

                  (i) In the event of any registration of any of the Stock Consideration under the Securities Act pursuant to this Section 3, each Selling Shareholder participating therein shall indemnify and hold harmless LifeQuest, each director of LifeQuest, each officer of LifeQuest who shall sign such registration statement, each underwriter and any person who controls LifeQuest or such underwriter within the meaning of the Securities Act, and LifeQuest's accountants and legal counsel, against all expenses, claims, losses, damages and liabilities (or actions or proceedings in respect thereof) including any of the foregoing incurred in settlement of any litigation, commenced or threatened, with respect to any untrue statement of any material fact in, or omission of any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading from such registration statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, if such statement or omission was made in reliance upon and in conformity with written information furnished to LifeQuest or its underwriter through an instrument duly executed by or on behalf of such Shareholder specifically for use in the preparation of such registration statement, preliminary prospectus, final prospectus or amendment or supplement.

                  (ii) LifeQuest will indemnify each such Selling Shareholder, his legal counsel and accountants and each person controlling such Selling Shareholder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions or proceedings in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereof, incident to any such registration, qualification or compliance, or arising out of or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances

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                           in which they were made, not misleading, PROVIDED
                           that LifeQuest will not be liable to indemnify such Selling Shareholders or underwriters in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to LifeQuest by an instrument duly executed by or on behalf of a Selling Shareholder or underwriter and stated to be specifically for use therein.

                  (iii)    Each party entitled to indemnification under this
                           Section 3(f) (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, PROVIDED that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld). Without limiting the generality of the foregoing, the Indemnified Party may withhold its consent to any such counsel who also acts as counsel to the Indemnifying Party (with respect to such claim or otherwise) if the Indemnified Party reasonably believes that there exists a conflict of interest between the Indemnified Party and the Indemnifying Party, with respect to such claim or litigation. In such event, the Indemnifying Party shall bear the expense of another counsel who shall represent the Indemnified Party and any other persons or entities who have indemnification rights from the Indemnifying Party hereunder, with respect to such claim or litigation, and shall be selected as provided in the first sentence of this Section 3(f)(iii). The Indemnified Party may participate in such defense at such party's expense (except to the extent that the Indemnifying Party is required to pay the expense of such counsel pursuant to this Section 3(f)(iii)), and PROVIDED further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, unless such failure is prejudicial to the Indemnifying Party in defending such claim or litigation. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability with respect to such claim or litigation.

                  (iv) If the indemnification provided for in this Section 3(f) is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the

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                           Indemnifying Party, in lieu of indemnifying such
                           Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by or on behalf of the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  (v) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into a connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

4.       Marketing Restrictions.

         (a)      If:

                  (i) any Shareholder requests registration of any of the Stock Consideration under Section 3(a) of this Agreement, and

                  (ii) the offering proposed to be made is to be an underwritten public offering, and

                  (iii) the managing underwriter or underwriters of such public offering furnish a written opinion that the total amount of securities to be included in such offering would exceed the maximum number of shares of the securities (as specified in a written opinion of the managing underwriter or underwriters of such public offering furnished to LifeQuest) which can be marketed at a price reasonably related to the current market value of such securities and without otherwise materially and adversely affecting such offering (the "Underwriter ----------- Maximum"), then the Selling Shareholders, (1) if such registration was not ------- initiated by LifeQuest as a primary registration, shall be entitled to participate in such relative proportions as all holders of shares participating in such offering may agree or, in the absence of such agreement, each Selling Shareholder shall be entitled to participate in the same proportion as the number of shares proposed to be offered by such Selling Shareholder bears to the Underwriter Maximum, and (2) if LifeQuest has initiated such registration

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                           as a primary registration, then LifeQuest shall be
                           entitled to participate up to the full number of shares of stock which LifeQuest deems necessary or advisable to fulfill its strategic capital requirements, with further successive pro rata allocations among the Selling Shareholders if any such Selling Shareholder has requested the registration of fewer than all of such shares of the Stock Consideration he is entitled to register.

         (b) In connection with any offering involving an underwriting of any of the Stock Consideration pursuant to Section 3(b) of this Agreement, LifeQuest shall not be required to include any of the Stock Consideration of a Selling Shareholder in such offering unless such Selling Shareholder agrees to the terms of the underwriting agreed to between LifeQuest and the underwriter or underwriters selected by LifeQuest.

5. Notices. All notices, requests, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, given by prepaid telex or telegram or by facsimile or other similar instantaneous electronic transmission device or mailed first class, postage prepaid, certified United States mail, return receipt requested, as follows:


                  If to LifeQuest, at:

                  LifeQuest Medical, Inc.
                  12961 Park Cental, Suite 1300
                  San Antonio, Texas 78216
                  Attention:  Randall K. Boatright
                  Facsimile No.: (210) 495-4441

                  With a copy to:

                  Fulbright & Jaworski L.L.P.
                  300 Convent Street, Suite 2200
                  San Antonio, Texas 78205
                  Attention: Phillip M. Renfro
                  Facsimile No.: (210) 270-7205

                  If to a Shareholder, at the address of such Shareholder set forth on the Schedule of Shareholders attached hereto.

6.       GENERAL PROVISIONS.


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         (a)      Governing Law; Interpretation; Section Headings. This
                  Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without regard to conflict-of-laws rules as applied in New York. The section headings contained herein are for purposes of convenience only and shall not be deemed to constitute a part of this Agreement or to affect the meaning or interpretation of this Agreement in any way.

         (b) Severability. Should any provision of this Agreement be held unenforceable or invalid under the laws of the United States of America or the Commonwealth of Pennsylvania, or under any other applicable laws of any other jurisdiction, then the parties hereto agree that such provision shall be deemed modified for purposes of performance of this Agreement in such jurisdiction to the extent necessary to render it lawful and enforceable, or if such a modification is not possible without materially altering the intention of the parties hereto, then such provision shall be severed herefrom for purposes of performance of this Agreement in such jurisdiction. The validity of the remaining provisions of this Agreement shall not be affected by any such modification or severance, except that if any severance materially alters the intentions of the parties hereto as expressed herein (a modification being permitted only if there is no material alteration), then the parties hereto shall use commercially reasonable efforts to agree to appropriate equitable amendments to this Agreement in light of such severance.

         (c) Entire Agreement. This Agreement sets forth the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, arrangements and understandings related thereto.

         (d) Binding Effect. All the terms, provisions, covenants and conditions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective heirs, executors, administrators, representatives, successors and assigns. Without limiting the generality of the foregoing, the term "Shareholder" as used in Section 3 shall include the heirs, successors and assigns of Shareholders.

         (e) Assignment. This Agreement and the rights of the parties may be assigned by any party hereto without the prior written consent of the other parties hereto, PROVIDED that no such assignment shall relieve any party from its obligations under this Agreement.

         (f) Amendment; Waiver. This Agreement may be amended, modified, superseded or canceled, and any of the terms, provisions, representations, warranties, covenants or conditions hereof may be waived, only by a written instrument executed by all parties hereto, or, in the case of a waiver, by the party waiving compliance. The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect the right to enforce the same. No waiver by any party of any condition contained in this Agreement, or of the breach of any term, provision, representation, warranty or covenant contained in this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach, or as a waiver of any other condition or of the breach of any other term, provision, representation, warranty or covenant.

         (g) Gender; Numbers. All references in this Agreement to the masculine, feminine or neuter genders shall, where appropriate, be deemed to include all other genders. All plurals used in this Agreement shall, where appropriate, be deemed to be singular, and vice versa.

         (h) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement shall be binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of the parties reflected hereon as signatories.

         (i) Telecopy Execution and Delivery. A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties hereto, and an executed copy of this Agreement may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

         (j) Expenses. In the event the transactions contemplated hereby are not consummated, each of the parties will pay all costs and expenses of its or his performance of and compliance with this Agreement.

         (k) Effect of Due Diligence. No investigation by or on behalf of LifeQuest into the business, operations, prospects, assets or condition (financial or otherwise) of the Seller shall diminish in any way the effect of any representations or warranties made by Seller in this Agreement or shall relieve Seller of any of its obligations under this Agreement.

         (l) Press Releases and Public Announcements. No party shall issue any press release or make any public announcement relating to the subject matter of this Agreement prior to the Closing without the prior written approval of LifeQuest and Seller; PROVIDED, however, that any party may make any public disclosure it believes in good faith is required by applicable law (in which case the disclosing party will use its reasonable best efforts to advise the other parties prior to making the disclosure).

         (m) Third Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any Person other than (i) the parties hereto and (ii) the Shareholders not party to this Agreement and (iii) their respective successors and permitted assigns.

         (n) Construction. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation.

         (o) Remedies Cumulative. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.


                                        LIFEQUEST:

                                        LIFEQUEST MEDICAL, INC.


                                        By:
                                           ------------------------------------
                                             Randall K. Boatright
                                             Executive Vice President and
                                              Chief Financial Officer

                                        SHAREHOLDERS:

                                        SURGICAL VISIONS I, INC.


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                        TFX EQUITIES INCORPORATED


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------



                                        ---------------------------------------
                                        CHRISTOPHER K. BLACK


                                        ---------------------------------------
                                        FREDERICK C. FEILER, JR.


                                        ---------------------------------------
                                        JEROME F. FLAHERTY


                                        ---------------------------------------
                                        CLARK GERHART, M.D.


                                        ---------------------------------------
                                        MICHAEL O'REILLY, M.D.


                                        ---------------------------------------
                                        WILLIAM B. SAYE, M.D.

                            SCHEDULE OF SHAREHOLDERS




TFX Equities Incorporated(1)                               Jerome F. Flaherty
1787 Sentry Parkway West                                   c/o Dexterity, Inc.
Building Sixteen, Suite 220                                2705 Northwest Boulevard
Blue Bell, PA 19422                                        Columbus, OH 43221


Christopher K. Black(1)                                    Clark Gerhart, M.D.
c/o Dexterity, Inc.                                        29th Street Office Complex
1787 Sentry Parkway West                                   Building B. Suite 415
Building Sixteen, Suite 220                                1201 North Church Street
Blue Bell, PA 19422                                        Hazleton, PA 19201


Surgical Visions I, Inc.(1)                                Michael O'Reilly, M.D.
Fulton 400 Corporate Center                                c/o ALTC
1495 Hembree Road, Suite 700                               790 Church Street, Suite 380
Roswell, GA 30076                                          Marietta, GA 30060


Frederick C. Feiler, Jr.                                   William B. Saye, M.D.
c/o Dexterity, Inc.                                        c/o ALTC
925 Tanworth Drive                                         790 Church Street, Suite 380
Raleigh, NC 27615                                          Marietta, GA 30060






(1) Requesting Shareholder